                                                                   EXHIBIT 10.74

                       Tax Increment Financing Agreement
                                    Between
                            The Town Of Framingham,
                   Bishop 108 Associates Limited Partnership
                          And Lifeline Systems, Inc.

Agreement made as of this 25th day of October, 2000 by and between the Town of Framingham["Town"], Bishop 108 Associates Limited Partnership ["Bishop"], and Lifeline Systems, Inc. ["Lifeline"].

WHEREAS, Bishop is a Massachusetts Limited Liability Partnership, having its principal office at: c/o LEVCO, Inc., Rosemary Office Center, 145 Rosemary Street, Suite E, Needham, Massachusetts 02194, authorized to do business in Massachusetts; and

WHEREAS, Lifeline is a Massachusetts Corporation, having its principal office at 111 Lawrence Street , Framingham, Massachusetts 01702; and

WHEREAS, the Town is a Massachusetts Municipal Corporation acting through its Board of Selectmen; and

WHEREAS, the parties to this Agreement are desirous of entering into an Agreement in accordance with the provisions of Massachusetts General Laws Chapter 23A; and

WHEREAS, Lifeline has entered into a 15-year lease agreement with Bishop, the record owner of 111 Lawrence Street, Framingham, Massachusetts; shown in the municipal assessors records as Lot 7 of Block 159 Map number 81 (hereinafter "the Property"); and

WHEREAS, the Property is 147, 057 square feet and houses an 84,000 square foot facility serving as the headquarters of Lifeline (hereinafter called "the Project"); and

Whereas, Lifeline undertook a complete rehabilitation of 111 Lawrence Street in 1999 which cost $5,239,000; and

Whereas, prior to said rehabilitation commencing in 1999, the Town was only receiving $53,428 in property taxes on this property; and

Whereas, immediately following in fiscal year 2000 the Town received over $83,000 and is expected to receive over $121,000 in property taxes for fiscal year 2001 for this property through enactment of this Agreement, and

WHEREAS, the Town is located within an Economic Target Area [ETA] as described in Massachusetts General Laws, Chapter 23A, Section 3D; and

WHEREAS, the Property is within an Economic Opportunity Area [EOA] which is within the ETA, as described in Chapter 23A, Section 3E; and

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Tax Increment Financing Agreement
Between the Town of Framingham,
Bishop 108 Associates Limited Partnership and Lifeline Systems, Inc.
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WHEREAS, the ongoing use and improvements made have resulted in expansion of permanent, full-time employees at the Property and in the number of full-time employees of Lifeline in the Commonwealth; and

Whereas, the above cited investment in the building structure and increased employment opportunities will result in additional improvements being spun out for the Town's entire Central Business District; and

WHEREAS, the entire Property is located within the Town as shown on Exhibit "A"; and


WHEREAS, the Town, by vote of a Town Meeting duly called and held on October 25, 2000, has approved the Project and has found, based upon the information submitted to it, upon the representation contained herein, and upon the Town's additional investigation, that:

1. The Project Proposal as set forth in the certified application, a copy of which is on file with the office of the Town Manager and the Town Clerk, complies with the definition of a project proposal set forth in Massachusetts General Laws, Chapter 23A, Section 3A;

2. The Project, as described in the Project proposal and the documentation submitted therewith, is consistent with the Town's plans relative to the Project EOA and will not overburden the Town's supporting infrastructure;

3. Lifeline has: surpassed initial employment objectives of 600 new employees advanced for this Project from among residents of the Project ETA; offered employment opportunities to such residents, without regard for race, color, creed, national origin or disability; and is proposing additional employment growth of 170 positions both at 111 Lawrence Street and newly leased sites in the Downtown EOA;

4. Lifeline hereby assures the Town that the corporation will encourage its banking institutions to participate in the Community Reinvestment Act initiatives; and

5. The Project will, if certified, have a reasonable chance of increasing employment opportunities for residents of the ETA and will reduce the conditions intended to be alleviated by Massachusetts General Laws, Chapter 23A.

WHEREAS, the Town has requested a designation of the Project as a certified project for the term allowed by the EOA designation; and

Now THEREFORE, in consideration of the mutual promises herein contained and in order to promote economic development, the stability of the communities and the expansion of employment opportunities within the Framingham, Marlborough, Hudson, Ashland, and Northborough Economic Target Area, Lifeline, Bishop, and the Town, acting by its Board of Selectmen, hereby enter into this Agreement as of the date first written above and agree that;

     f)   Conditions met prior to this tax increment agreement being voted are:

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

Tax Increment Financing Agreement
Between the Town of Framingham,
Bishop 108 Associates Limited Partnership and Lifeline Systems, Inc.
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     a)   Bishop entered into a lease agreement for the building to Lifeline for a period of fifteen years;

     b) Lifeline commenced to make (or caused to be made) improvements to the Property. The said improvements consisted of renovation and refurbishment of approximately 84,000 square feet of office space plus site and landscape plan improvements to attendant parking facilities for use by Lifeline.

     f) Lifeline created over 600 positions at this site including 138 positions filled with Framingham residents.

2. The Town represents to Bishop, Lifeline, and the Economic Assistance Coordinating Council that:

     a) It has complied with all substantive and procedural requirements in executing this Agreement and it is a legal, valid, and binding document in accordance with the laws of the Commonwealth of Massachusetts;

     b) The Property is within the Framingham EOA, this Agreement is consistent with the Framingham TIF Plan and upon approval of this plan by the Economic Assistance Coordinating Council, the Property will receive from the Town, tax increment exemptions in accordance with this Agreement.

3. Bishop and Lifeline represent to and agree with the Town and the Economic Assistance Coordinating Council that:

     a) They have complied with all substantive and procedural requirements in executing this Agreement and it is a legal, valid, and binding document in accordance with the laws of the Commonwealth of Massachusetts;

     b) No public improvements are required to be made by the Town in order to use the Property;

     c) Lifeline shall make payment to the Town a sum of money in the amount of $37,500 by no later than January 2, 2002. Said payment shall be utilized by the Town to purchase a new digitized fire alarm for the central fire station in accordance with the description found in the Town's currently adopted Capital Budget.

     d) Bishop agrees that all state tax credits and local property tax benefits derived through this Agreement shall accrue directly to the lessee Lifeline.

     e) Bishop and Lifeline will comply with all applicable laws, by-laws, rules, and regulations relating to the Project, including, but not limited to, the Zoning By-Laws of the Town;

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Tax Increment Financing Agreement
Between the Town of Framingham,
Bishop 108 Associates Limited Partnership and Lifeline Systems, Inc.
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     f)   Lifeline and Bishop incorporate by reference herein their
          representations in the Certified Project Application dated September 22, 2000, in the form filed with the Town Clerk, Town Manager, Planning Department, and the Planning Board;

4. Lifeline represents to and agrees with the Town and the Economic Assistance Coordinating Council that:

     a) Lifeline will not seek or accept any material changes to its Certified Project Application or to this Agreement before the Economic Assistance Coordinating Council without prior approval of the Town;

     b) Lifeline will provide an annual report to the Town and to the Economic Assistance Coordinating Council showing its employment growth. The report will identify new employees by job classification and as full-time or part-time employees. The report will provide such additional information as may reasonably be required by the Town Manager to indicate the achievement of equal opportunity within the ETA;

     c) Lifeline agrees to use reasonable efforts (provided the prospective employees have the appropriate skills) to hire at least 50 percent (50%) of the new employees at the facility who are residents of he Project ETA. Lifeline will advertise employment openings in classified publications with local distribution and with local educational institutions such as Framingham State College, Massachusetts Bay Community College, and Keefe Vocational Technical School. Lifeline will also notify the Framingham Human Relations Commission of employment opportunities, and will meet with the Regional PIC, Regional Employment Board, and the Chamber of Commerce to identify skills needed so that programs may be developed to ensure that the Framingham labor pool possesses the necessary training for employment at Lifeline and will continue to cooperate with them in offering and developing training programs for otherwise qualified candidates. In order to enhance recruiting, Lifeline agrees to hold discussions with and advise appropriate institutions in Framingham regarding programs and courses that would offer appropriate training so that more jobs may be filled from the ETA.

5.   Provided that the conditions stated above are met, then:

     a) Lifeline shall be entitled to an EOA investment tax credit of five percent (5%), in accordance with the provisions of the general laws;

     b) For the Town's fiscal year 2000, the assessed value of the Property shall be fixed according to law (the "Base Value"). The Base Value can be adjusted annually, only if performed in accordance with Massachusetts General Laws, Chapter 40, Section 59, as it may be amended or any affected provisions of law enacted in replacement thereof;

     c) For fiscal years 2001through 2015, (i) the fair cash value of the Property shall be determined annually in accordance with the law, (ii) the Base Value as adjusted under paragraph 5.b. of this Agreement shall be subtracted there from and (iii) the remainder shall represent the fair cash value of the improvements. The improvements shall be exempt from

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Tax Increment Financing Agreement
Between the Town of Framingham,
Bishop 108 Associates Limited Partnership and Lifeline Systems, Inc.
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          assessment and taxation in accordance with the following schedule as calculated in Exhibit B, which is hereby made a part of this
          Agreement:


                               Exemptions Schedule
                  ----------------------------------------------
                     Fiscal Year        Exemption Percentage
                  ----------------------------------------------
                        2001                    20%
                  ----------------------------------------------
                        2002                    15%
                  ----------------------------------------------
                        2003                    10%
                  ----------------------------------------------
                        2004                     5%
                  ----------------------------------------------
                        2005                     5%
                  ----------------------------------------------
                        2006                     1%
                  ----------------------------------------------
                        2007                     1%
                  ----------------------------------------------
                        2008                     1%
                  ----------------------------------------------
                        2009                     1%
                  ----------------------------------------------
                        2010                     1%
                  ----------------------------------------------
                        2011                     1%
                  ----------------------------------------------
                        2012                     1%
                  ----------------------------------------------
                        2013                     1%
                  ----------------------------------------------
                        2014                     1%
                  ----------------------------------------------
                        2015                     1%
                  ----------------------------------------------


6. This Agreement shall be binding upon the parties hereto and upon any subsequent owners of the Property and their successors and/or assigns.

7. The Town hereby authorizes the Board of Selectmen to execute this Agreement on its behalf and to monitor and enforce compliance by Lifeline and Bishop with its terms. The Board of Selectmen is authorized to act for and on behalf of the Town in proceedings relating to the approval of this Agreement by the Economic Assistance Coordinating Council.

8. The Board of Assessors is responsible for implementing paragraphs 5.b. and 5.c. of this Agreement.

9. This Agreement may be assigned, with prior written notice to the Town, by Lifeline or by Bishop to any affiliated entity or to a successor owner of the Property (whether by deed, foreclosure, deed-in-lieu of foreclosure or otherwise) or affiliated entities, provided that the Town consents to such assignment. The Town's consent shall not be unreasonably withheld so long as the proposed assignee has the demonstrated capacity to perform and does perform the obligations undertaken herein by Bishop and/or Lifeline.

       IN WITNESS WHEREOF, each of the Parties has executed this Agreement on the date shown next to the signature of its authorized representative.

                                                         Town Of Framingham
                                                      By Its Board Of Selectmen
Bishop 108 Associates Limited Partnership               Or A Majority Thereof

/s/ Donald Levine                          /s/ Charles Sisitsky
----------------------------------         --------------------
             Signature                         Signature of Authorized Official


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Tax Increment Financing Agreement
Between the Town of Framingham,
Bishop 108 Associates Limited Partnership and Lifeline Systems, Inc.
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11/17/00                                     /s/ Esther A.H. Hopkins
-----------------------------------------------------------------
            Date of Signature             Signature of Authorized Official

                                              /s/ Christopher Petrini
                                                  -------------------
          Lifeline Systems, Inc.          Signature of Authorized Official

/s/ Dennis M. Hurley                        /s/    John M. Kahn
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                       Signature          Signature of Authorized Official

11/09/00                                   /s/ Ginger Estey
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                   Date of Signature      Signature of Authorized Official

                                                      11/01/00
                                                      ---------
                                                  Date of Signature

                                                    Town Counsel

                                          /s/ Aaron Bikofsky
                                          ----------------------------------
                                                     Signature

                                                 11/15/00
---------------------------------------------------------
                                                  Date of Signature


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